EXHIBIT 3.2

                                   BY-LAWS OF
                        CARD ACTIVATION TECHNOLOGIES INC.

                                    ARTICLE I
                            MEETINGS OF STOCKHOLDERS

     Section 1.  Annual Meeting.  The annual meeting of the stockholders of Card
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Activation  Technologies Inc. (the "Corporation") shall be held on such date and at such time as the Board of Directors may designate. At such annual meeting, the stockholders entitled to vote shall elect directors and transact such other business as may be properly brought before the meeting.

     Section  2.  Special Meetings.  Special meetings of the stockholders may be
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called  at  any  time  by  the  Board of Directors or the President and shall be called by the President or Secretary at the request in writing of stockholders of record owning at least twenty percent (20%) of the shares of stock of the Corporation outstanding and entitled to vote.

     Section 3.  Notice of Meetings.  Written notice of the place (if any), date
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and  time of the holding of each annual and special meeting of the stockholders, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, unless otherwise required under the General Corporation Law of Delaware ("Delaware General Corporation Law"), not less than ten nor more than sixty days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to such stockholder at such stockholder's address as it appears on the records of the Corporation, unless such stockholder shall have filed with the Secretary of the Corporation a written request that notices to such stockholder be mailed to some other address, in which case it shall be directed to such stockholder at such other address.

     Whenever notice is required to be given under the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     When a meeting is adjourned to another time or place, notice of such adjourned meeting need not be given if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


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     Section 4.  Place of Meetings.  Meetings of the stockholders may be held at
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such  place,  either  within  or  without the State of Delaware, as the Board of
Directors or the officer calling the same may specify in the notice of such meeting. If, pursuant to the preceding sentence, the Board of Directors is authorized to determine the place of the meeting, it may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.

     Section  5.  Quorum.  Except  as otherwise provided by the Delaware General
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Corporation  Law  or in the Certificate of Incorporation, at all meetings of the stockholders the holders of one-third (1/3) of the issued and outstanding shares entitled to vote shall be present in person or by proxy to constitute a quorum for the transaction of any business, except that where a separate vote by a class or series or classes or series is required, a quorum shall consist of holders of one-third (1/3) of the issued and outstanding shares of such class or series or classes or series entitled to vote. In the event of lack of a quorum, the holders of a majority of the shares present in person or by proxy and entitled to vote, or if no stockholder entitled to vote is present, any officer of the Corporation, may adjourn the meeting. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

     Section  6.  Organization.  At  each  meeting  of  the  stockholders,  the
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President,  or  in  his  absence  or  inability to act, any person chosen by the stockholders at such meeting, shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

     Section  7.  Order  of  Business.  The order of business at all meetings of
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the  stockholders  shall  be  as  determined  by  the  chairman  of the meeting.

     Section  8.  Voting.
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     (a)  Except  as  otherwise provided by the Certificate of Incorporation, at each meeting of the stockholders, each holder of shares entitled to vote at such meeting shall, as to all matters in respect of which such shares have voting rights, be entitled to one vote in person or by proxy for each share held of record by such stockholder. Except as otherwise provided by the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws, at a meeting of stockholders at which a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy at such meeting of stockholders and entitled to vote on the subject matter shall be the act of the stockholders.

     (b) Unless required by the Delaware General Corporation Law or the Certificate of Incorporation or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall state the number of shares voted and either (i) be a writing signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy or (ii) if authorized by the Board of Directors, be submitted by electronic transmission, provided that any such electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.


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     Section 9.  Proxies.
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     (a)  Each stockholder  entitled  to  vote  at  any  meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies.

     (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

                    (1) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                    (2) A stockholder may authorize another person on persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmissions was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     (c) Any copy, facsimile telecommunications or other reliable reproduction of the writing or transmission created pursuant to subsection (b) above may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     Section  10.  Fixing  Date  for  Determination  of  Stockholders of Record.
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     (a)  In order  that  the  Corporation  may  determine  the  stockholders having voting power who are entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting. If no record date is


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          fixed  by  the  Board  of  Directors,  the record date for determining stockholders having voting power who are entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders having voting power who are entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders having voting power who are entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed action to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders having voting power who are entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) Subject to the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders having rights for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 11.  List of Stockholders.  The officer who has charge of the stock
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ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Electronic mail addresses or other electronic contact information need not be included on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the list is made available on an electronic network, reasonable steps may be taken to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the


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meeting  is  to  be  held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.


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     Section  12.  Action  by  Written  Consent.
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     (a)  Any action  which  is  required  to  be  or may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice to stockholders and without a vote if consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote on such matter, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     (b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by subsection (a) above to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     (c) A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (a) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (b) the date on which such stockholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors of the Corporation.


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     (d)  Any copy,  facsimile  or  other  reliable  reproduction  of  a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

     Section  13.  Notice  of  Action  by  Consent.  The  Corporation shall give
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prompt  notice  of the taking of corporate action without a meeting by less than unanimous written consent to stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner provided in Article I,
Section  12(b)  of  these  By-Laws.

                                   ARTICLE II
                               BOARD OF DIRECTORS

     Section  1.  General  Powers.  Except  as  may be otherwise provided by the
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Delaware  General  Corporation  Law  or  the  Certificate  of Incorporation, the
business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     Section  2.  Number,  Election  and  Term  of  Office.
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     (a)  The Board  of  Directors  shall  consist  of  one or more members, the number thereof to be determined from time to time by the Board of Directors.

     (b) Unless directors are elected by written consent in lieu of an annual meeting as permitted by this Section, an annual meeting of stockholders shall be held for the election of directors. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. Stockholders entitled to vote may, unless the Certificate of Incorporation otherwise provides, act by written consent to elect directors; provided, however, that, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

     (c) Each director shall hold office until such director's successor shall have been duly elected and qualified or until such director's earlier death, removal or resignation.

     Section  3.  Resignations.  Any director may resign at any time upon notice
     ----------   ------------
given in writing or by electronic transmission to the Corporation, addressed to the Board of Directors or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section  4.  Removal  of  Directors.  Any  director  or the entire Board of
     ----------   ----------------------
Directors may be removed, either with or without cause, at any time, by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of directors.


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     Section 5.  Vacancies.
     ---------   ---------

     (a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, unless sooner displaced. If at any time, by reason of death or resignation or other cause, there are no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with these By-Laws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by Section 211 of the Delaware General Corporation Law as far as applicable.

     (b) Unless otherwise provided in the Certificate of Incorporation or these By-Laws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section  in  the  filling  of  other  vacancies.

     Section  6.  Place  of  Meeting.  Meetings of the Board of Directors may be
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held  at  such  place,  within or without the State of Delaware, as the Board of
Directors  may  from  time  to  time  determine.

     Section  7.  First  Meeting.  The  Board  of  Directors  shall meet for the
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purpose  of  organization,  the election of the officers of the Corporation, and the transaction of other business, immediately after and at the same general place as the annual meeting of the stockholders. Notice of such meeting need not be given.

     Section  8.  Regular  Meetings.  Regular meetings of the Board of Directors
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shall  be held at such time and at such place as the Board of Directors may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. If so determined, notices of regular meetings of the Board of Directors need not be given except as otherwise required by the Delaware General Corporation Law or these By-Laws.

     Section  9.  Special  Meetings.  Special meetings of the Board of Directors
     ----------   -----------------
may  be  called by one or more directors of the Corporation or by the President.

     Section  10.  Notice  of  Meetings.  Notice  of each special meeting of the
     -----------   --------------------
Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this
Section 10, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class mail, postage prepaid, addressed to such


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
director at such director's residence, or usual place of business, at least three days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Except as otherwise specifically required by the Delaware General Corporation Law or the Certificate of Incorporation, a notice or waiver of notice of any regular or special meeting need not state the purpose of such meeting.

     Section  11.  Quorum;  Voting.  A majority of the entire Board of Directors
     -----------   ---------------
shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the event of lack of a quorum, a majority of the directors present thereat, or if no director be present, the Secretary, may adjourn such meeting to another time and place without notice other than announcement at the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

     Section  12.  Organization.  At each meeting of the Board of Directors, the
     -----------   ------------
President, or, in such person's absence or inability to act, a director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Secretary (or, in such person's absence or inability to act any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

     Section 13.  Presence at Meeting.  Members of the Board of Directors or any
     ----------   -------------------
committee or subcommittee designated by the Board of Directors may participate in a meeting of such Board of Directors or committee or subcommittee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at the meeting.

     Section  14.  Interested  Directors;  Quorum.  No  contract  or transaction
     -----------   ------------------------------
between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee or subcommittee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:
(l) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee or subcommittee, and the Board of Directors or committee or subcommittee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or subcommittee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee or subcommittee thereof which authorizes the contract or transaction.


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
     Section 15.  Action Without Meeting  Any action required or permitted to be
     ----------   ----------------------
taken at any meeting of the Board of Directors or of any committee or subcommittee thereof may be taken without a meeting if all members of the Board of Directors or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors, committee or subcommittee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section  16.  Compensation.  The Board of Directors shall have authority to
     -----------   ------------
fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation, provided no such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

                                   ARTICLE III
                                   COMMITTEES

     Section  1.  Committees.  The  Board of Directors may designate one or more
     ----------   ----------
committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing these By-Laws.

     Section  2.  Subcommittees.  Any  committee  may  create  one  or  more
     ----------   -------------
subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

     Section  3.  Committee  and  Subcommittee  Rules.  Unless  the  Board  of
     ----------   -----------------------------------
Directors otherwise provides, each committee or subcommittee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee or subcommittee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these By-Laws.

                                   ARTICLE IV
                                    OFFICERS

     Section  1.  Election; Term of Office. The Board of Directors shall elect a
     ----------   ------------------------
President, Secretary and Treasurer. Each such officer shall hold office until the first meeting of the Board of Directors following the annual meeting of stockholders next succeeding such officer's election, and until such officer's successor is elected and qualified or until such officer's earlier resignation, removal or death. The Board of Directors may also elect such other officers and agents (including, but not limited to, a Chairman of the Board and a Vice Chairman of the Board (elected from one of its members), one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers), who shall serve at the pleasure of the Board of Directors and who shall have such authority and shall perform such duties as from time to time shall be prescribed by the Board of Directors or by elected officers of the Corporation. Any number of offices may be held by the same person.

     Section 2.  Resignations.  Any officer of the Corporation may resign at any
     ---------   ------------
time upon delivery of a written notice to the Corporation, addressed to the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.  Removal.  Any officer of the Corporation may be removed, either
     ---------   -------
with or without cause, at any time, by the vote of the majority of the entire Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

     Section  4.  Vacancies.  A  vacancy  in  any  office,  whether arising from
     ----------   ---------
death, resignation, removal or any other cause, may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

     Section 5.  Officers' Bonds or Other Security.  If required by the Board of
     ---------   ---------------------------------
Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board of Directors may require.

     Section  6.  President.  The President shall be the chief executive officer
     ----------   ---------
of the Corporation and shall preside at all meetings of the stockholders. In the absence of the Chairman of the Board or the Vice Chairman of the Board, if any, the President shall preside at the meetings of the Directors. Such person shall have authority and perform such duties in the management of the Corporation as set forth in these By-Laws and as from time to time shall be prescribed by the Board of Directors and, to the extent not so prescribed, such person shall have such authority and perform such duties in the management of the Corporation, subject to the control of the Board, as generally pertain to the office of President.

     Section   7.  Secretary.  The  Secretary  shall:
     -----------   ---------

     (a) Keep or cause to be kept in one or more books provided for that purpose, the minutes of the meetings of the Board of Directors, the committees or subcommittee of the Board of Directors and the stockholders;

     (b) See that all notices are duly given in accordance with the provisions of the Certificate of Incorporation, these By-Laws and as required by law;

     (c) Be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

     (d) See that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

     (e) In general, have such powers and duties as generally pertain to the office of Secretary and such other powers and duties as set forth in the By-Laws and as from time to time may be assigned to such person by the Board of Directors or the President.

     Section  8.  Treasurer.  The Treasurer shall be the chief financial officer
     ----------   ---------
of the Corporation and shall exercise general supervision over the receipt, custody, and disbursements of Corporate funds. The Treasurer shall sign, make and indorse in the name of the Corporation, all checks, drafts, warrants and orders for the payment of money, and pay out and dispose of same and receipts for such, and, in general, have such powers and duties as generally pertain to the office of Treasurer. Such person shall have such further powers and duties as may be assigned to such person from time to time by the President or the Board of Directors.

                                    ARTICLE V
                                 INDEMNIFICATION

     Section 1.   Right to Indemnification.  The Corporation shall indemnify and
     ----------   ------------------------
hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonable incurred by such person. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     Section  2.   Prepayment  of  Expenses.  The  Corporation  shall  pay  the
     -----------   ------------------------
expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

     Section  3.  Claims.  If a claim for indemnification or payment of expenses
     -----------  ------
under this Article is not paid in full within sixty days after a written claim therefore has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     Section  4.  Non-Exclusivity of Rights.  The rights conferred on any person
     -----------  -------------------------
by this Article V shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     Section  5.  Other  Indemnification.  The Corporation's obligation, if any,
     -----------  ----------------------
to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

     Section  6.  Amendment  or  Repeal.  Any  repeal  or  modification  of  the
     -----------  ---------------------
foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                   ARTICLE VI
                                      STOCK

     Section  1.  Certificates.  Every holder of stock shall be entitled to have
     ----------   ------------
a certificate signed by or in the name of the Corporation by the President or any Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such person in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

     Section  2.  Lost,  Stolen or Destroyed Stock Certificates; Issuance of New
     ----------   --------------------------------------------------------------
Certificates.  The Corporation may issue a new certificate of stock in the place
------------
of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such person's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 1.  Fiscal Year.  The fiscal year of the Corporation shall begin on
     ---------   -----------
the first day of January of each year and end on the last day of December of each year.

     Section  2.  Seal.  The  corporate seal shall be in the form adopted by the
     ----------   ----
Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be affixed by any officer of the Corporation to any instrument executed by authority of the Corporation, and the seal when so affixed may be attested by the signature of any officer of the Corporation.

     Section  3.  Waiver  of  Notice  of  Meetings  of  Stockholders, Directors,
     ----------   --------------------------------------------------------------
Committees and Subcommittees.  Any written waiver of notice signed by the person
----------------------------
entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose, of any regular or special meeting of the stockholders, directors, or members of a committee or subcommittee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

     Section  4.  Form of Records.  Any records maintained by the Corporation in
     ----------   ---------------
the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     Section  5.  Amendments.  The  Board  of  Directors shall have the power to
     ----------   ----------
adopt, amend or repeal these By-Laws. These By-Laws may be adopted, amended or repealed by action of the stockholders entitled to vote at any regular meeting of the stockholders or at any special meeting of the stockholders if notice of such proposed adoption, amendment or repeal be contained in the notice of such special meeting.


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